POWER OF ATTORNEY

RESOLVED, that the Corporations/Trusts listed on Exhibit I (collectively the "Corporations/Trusts" and individually the "Corporation/Trust") and each of its directors/trustees do hereby constitute and authorize, the individuals listed on Exhibit II with respect to the Corporations/Trusts indicated thereon,

and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Corporation/Trust to comply with the Securities Act of 1933, as amended, and the Investment Company

Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder,

in connection with the registration under the Securities Act of 1933, as amended, of shares of the Corporation/Trust, to be offered by the

Corporation/Trust, and the registration of the Corporation/Trust under the

Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the

Corporation/Trust on its behalf, and to sign the names of each of such directors/trustees and officers on his behalf as such director/trustee or officer to any (i) Registration Statement on Form N-1A of the Corporation/Trust

filed with the Securities and Exchange Commission under the Securities Act of

1933, as amended; (ii) Registration Statement on Form N-1A of the

Corporation/Trust under the Investment Company Act of 1940, as amended; (iii)

amendment or supplement (including, but not limited to, Post-Effective

Amendments adding additional series or classes of the Corporation/Trust) to said

Registration Statement; and (iv) instruments or documents filed or to be filed as a part of or in connection with such Registration Statement, including

Articles Supplementary, Articles of Amendment, and other instruments with respect to the Articles of Incorporation or Master Trust Agreement of the

Corporation/Trust.

Power of Attorney

December 3, 2001

EXHIBIT I

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. ROWE PRICE VALUE FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

(Exhibit Continued)

TRPPRODEDGAgreementsPower of AttorneyPOA.fm

Power of Attorney

December 3, 2001

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

TRPPRODEDGAgreementsPower of AttorneyPOA.fm

Power of Attorney

December 3, 2001

EXHIBIT II

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. ROWE PRICE VALUE FUND, INC.

James S. Riepe

Joel H. Goldberg

Henry H. Hopkins

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

(Exhibit Continued)

TRPPRODEDGAgreementsPower of AttorneyPOA.fm

Power of Attorney

December 3, 2001

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

William T. Reynolds

Joel H. Goldberg

Henry H. Hopkins

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

M. David Testa

Joel H. Goldberg

Henry H. Hopkins

TRPPRODEDGAgreementsPower of AttorneyPOA.fm

Power of Attorney

December 3, 2001

IN WITNESS WHEREOF, the above named Corporations/Trusts have caused these presents to be signed and the same attested by its Secretary, each thereunto duly authorized by its Board of Directors/Trustees, and each of the undersigned has hereunto set his hand and seal as of the day set opposite his name.

ALL CORPORATIONS/TRUSTS

/s/Calvin W. Burnett Director/Trustee December 3, 2001

Calvin W. Burnett

/s/Joseph A. Carrier Treasurer (Principal Financial Officer)

December 3, 2001

Joseph A. Carrier

/s/Anthony W. Deering Director/Trustee December 3, 2001

Anthony W. Deering

/s/Donald W. Dick, Jr. Director/Trustee December 3, 2001

Donald W. Dick, Jr.

/s/David K. Fagin Director/Trustee December 3, 2001

David K. Fagin

/s/F. Pierce Linaweaver Director/Trustee December 3, 2001

F. Pierce Linaweaver

/s/Hanne M. Merriman Director/Trustee December 3, 2001

Hanne M. Merriman

/s/John G. Schreiber Director/Trustee December 3, 2001

John G. Schreiber

/s/Hubert D. Vos Director/Trustee December 3, 2001

Hubert D. Vos

/s/Paul M. Wythes Director/Trustee December 3, 2001

Paul M. Wythes

(Signatures Continued)

TRPPRODEDGAgreementsPower of AttorneyPOA.fm

Power of Attorney

December 3, 2001

JAMES S. RIEPE, Chairman of the Board (Principal Executive Officer)

T. ROWE PRICE SPECTRUM FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

JAMES S. RIEPE, Vice President and Director/Trustee

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. ROWE PRICE VALUE FUND, INC.

(Signatures Continued)

TRPPRODEDGAgreementsPower of AttorneyPOA.fm

Power of Attorney

December 3, 2001

JAMES S. RIEPE, Director/Trustee

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

JAMES S. RIEPE, Vice President and Director/Trustee

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

/s/James S. Riepe December 3, 2001

James S. Riepe

(Signatures Continued)

TRPPRODEDGAgreementsPower of AttorneyPOA.fm

Power of Attorney

December 3, 2001

WILLIAM T. REYNOLDS, Chairman of the Board (Principal Executive Officer)

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

WILLIAM T. REYNOLDS, Director/Trustee

T. ROWE PRICE GNMA FUND

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

WILLIAM T. REYNOLDS, President and Director

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

/s/William T. Reynolds December 3, 2001

William T. Reynolds

(Signatures Continued)

TRPPRODEDGAgreementsPower of AttorneyPOA.fm

Power of Attorney

December 3, 2001

M. DAVID TESTA, Chairman of the Board

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

M. DAVID TESTA, Director/Trustee

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. ROWE PRICE VALUE FUND, INC.

M. DAVID TESTA, President and Director

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

M. DAVID TESTA, Vice President and Director/Trustee

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE SPECTRUM FUND, INC.

(Signatures Continued)

TRPPRODEDGAgreementsPower of AttorneyPOA.fm

Power of Attorney

December 3, 2001

M. DAVID TESTA, Director/Trustee

T. ROWE PRICE CALFORNIA TAX-FREE INCOME TRUST

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

M. DAVID TESTA, Director

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

M. DAVID TESTA, Vice President and Director

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

/s/M. David Testa December 3, 2001

M. David Testa

(Signatures Continued)

TRPPRODEDGAgreementsPower of AttorneyPOA.fm

Power of Attorney

December 3, 2001

MARTIN G. WADE, Director

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

MARTIN G. WADE, Chairman of the Board (Principal Executive Officer)

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

/s/Martin G. Wade December 3, 2001

Martin G. Wade

(Signatures Continued)

TRPPRODEDGAgreementsPower of AttorneyPOA.fm

Power of Attorney

December 3, 2001

JAMES A.C. KENNEDY, Director/Trustee

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. ROWE PRICE VALUE FUND, INC.

JAMES A.C. KENNEDY, Vice President and Director

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC.

/s/James A.C. Kennedy December 3, 2001

James A.C. Kennedy

(Signatures Continued)

TRPPRODEDGAgreementsPower of AttorneyPOA.fm

Power of Attorney

December 3, 2001

JOHN H. LAPORTE, Director

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

JOHN H. LAPORTE, President and Director/Trustee

T. ROWE PRICE NEW HORIZONS FUND, INC.

JOHN H. LAPORTE, Vice President and Director/Trustee

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

/s/John H. Laporte December 3, 2001

John H. Laporte

(Signatures Continued)

TRPPRODEDGAgreementsPower of AttorneyPOA.fm

Power of Attorney

December 3, 2001

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

/s/Larry J. Puglia President December 3, 2001

Larry J. Puglia

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

/s/Richard T. Whitney President December 3, 2001

Richard T. Whitney

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

/s/William J. Stromberg President December 3, 2001

William J. Stromberg

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE VALUE FUND, INC.

/s/Brian C. Rogers President December 3, 2001

Brian C. Rogers

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

/s/Gregory A. McCrickard President December 3, 2001

Gregory A. McCrickard

T. ROWE PRICE NEW ERA FUND, INC.

/s/Charles M. Ober President December 3, 2001

Charles M. Ober

(Signatures Continued)

TRPPRODEDGAgreementsPower of AttorneyPOA.fm

Power of Attorney

December 3, 2001

T. ROWE PRICE REAL ESTATE FUND, INC.

/s/David M. Lee President December 3, 2001

David M. Lee

T. ROWE PRICE CAPITAL APPRECIATION FUND

/s/Stephen W. Boesel President December 3, 2001

Stephen W. Boesel

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

/s/Charles A. Morris President December 3, 2001

Charles A. Morris

T. ROWE PRICE GROWTH & INCOME FUND, INC.

/s/Robert W. Sharps President December 3, 2001

Robert W. Sharps

T. ROWE PRICE GROWTH STOCK FUND, INC.

/s/Robert W. Smith President December 3, 2001

Robert W. Smith

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

/s/Robert N. Gensler President December 3, 2001

Robert N. Gensler

(Signatures Continued)

TRPPRODEDGAgreementsPower of AttorneyPOA.fm

Power of Attorney

December 3, 2001

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

/s/Brian W.H. Berghuis President December 3, 2001

Brian W.H. Berghuis

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

/s/Preston G. Athey President December 3, 2001

Preston G. Athey

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

/s/Thomas J. Huber President December 3, 2001

Thomas J. Huber

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

/s/Anna M. Dopkin President December 3, 2001

Anna M. Dopkin

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

/s/Kris H. Jenner President December 3, 2001

Kris H. Jenner

T. ROWE PRICE NEW AMERICA GROWTH FUND

/s/Marc L. Baylin President December 3, 2001

Marc L. Baylin

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

/s/Donald J. Peters President December 3, 2001

Donald J. Peters

(Signatures Continued)

TRPPRODEDGAgreementsPower of AttorneyPOA.fm

Power of Attorney

December 3, 2001

T. ROWE PRICE GNMA FUND

/s/Connice A. Bavely President December 3, 2001

Connice A. Bavely

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

/s/Charles B. Hill President December 3, 2001

Charles B. Hill

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

/s/Richard T. Whitney President December 3, 2001

Richard T. Whitney

ATTEST:

/s/Patricia B. Lippert

Patricia B. Lippert, Secretary

TRPPRODEDGAgreementsPower of AttorneyPOA.fm